                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77O

The Trust had the following Rule 10f-3 transactions for the six months period ended June 30, 2004.

                                   VALUE TRUST

                                                                                         SIZE OF
             SETTLEMENT                                                                  OFFERING
TRADE DATE   DATE        SECURITY NAME  TICKER SYMBOL   DEAL TYPE      # SHARES  PRICE   (SHARES)     ALL UNDERWRITING MEMBERS
----------   ----------  -------------  -------------   ---------      --------  -----   --------     ------------------------
5/6/2004     5/12/2004    Conseco Inc.       CNO        Primary Offer   70,000   $18.25  44,000,000   Morgan Stanley, Goldman Sachs,
                                                                                                      Banc of America Securities
                                                                                                      LLC, CS First Boston,
                                                                                                      Deutsche Bank, JP Morgan,
                                                                                                      Lazard, Advest, Keefe
                                                                                                      Bruyette Woods

AFFILIATED         SECURITY PURCHASED    COMMISSION, SPREAD       % OF ASSETS ON
UNDERWRITER             FROM                  OR PROFIT                TRADE
-----------        ------------------    ------------------       --------------
Morgan Stanley       Goldman Sachs             $0.78                  0.381

      SECURITY NAME/SYMBOL: CONSECO, INC., CNO

A.  ISSUER INFORMATION AND
    COMPARISON                        THIS PURCHASE         COMPARABLE ISSUE - 1    COMPARABLE ISSUE - 2    COMPARABLE ISSUE - 3**
    ----------------------            -------------         --------------------    --------------------    ----------------------
1.  Issuer                             Conseco Inc.           American Equity      China Life Insurance
                                                             Investment Life
2.  Market on Which Traded         New York Stock Exchange    New York Stock       New York Stock Exchange
                                                                 Exchange
3.  Purchase/Trade Date                 May 6, 2004           December 4, 2003      December 11, 2003
    (must be first date of
    offering)
4.  Offering Price                        $18.25                   $9.00                 3.625 HKD
5.  Principal Amount of Offering      $803,000,000              $168,300,000          $2,870,676,553
6.  Commission, spread or profit           $0.78                    $0.63                 $0.65
7.  Total Market Capitalization       4,117,600,000              380,914,000           12,000,000,000
8.  Industry or Sector             Multi-line Insurance     Multi-line Insurance   Multi-line Insurance

     **FOR FIXED INCOME ONLY

                                                       EXECUTION   UNDERWRITING
SECURITY                     SHARES/PAR     DATE         PRICE       DISCOUNT        NET PROCEEDS
--------                     ----------     ----       ---------   ------------      ------------
STRATEGIC BOND TRUST
VWR International              700,000     4/6/2004       100          2.75%        $  700,000.00

HIGH YIELD TRUST
VWR International            4,000,000     4/6/2004       100          2.75%        $4,000,000.00
Hanover Compressor             925,000    5/25/2004       100          2.75%        $  925,000.00
Iasis Healthcare             4,475,000     6/9/2004       100          2.50%        $4,475,000.00

                              STRATEGIC BOND TRUST


             SETTLEMENT                          TICKER                 # OF                SIZE OF                 ALL
TRADE DATE      DATE         SECURITY NAME       SYMBOL   DEAL TYPE    SHARES   PRICE       OFFERING       UNDERWRITING MEMBERS
----------   ----------      -------------       ------   ---------    ------   -----       --------       --------------------
 4/6/2004    4/13/2004   VWR International Inc.   (NA)      notes     700,000   $100.00   $320,000,000   Deutsche Bank Securities,
                                                                                                         Banc of America Securities,
                                                                                                         LLC., Citigroup, Barclays
                                                                                                         Capital, BNP Paribas

        AFFILIATED               SECURITY PURCHASED     COMMISSION, SPREAD       % OF ASSETS
        UNDERWRITER                     FROM                 OR PROFIT             ON TRADE
        -----------              ------------------     ------------------       -----------
Citigroup Global Markets, Inc.     Deutsche Bank               2.75%               0.1000%

                                HIGH YIELD TRUST



             SETTLEMENT                           TICKER               # OF                 SIZE OF                ALL
TRADE DATE     DATE           SECURITY NAME       SYMBOL  DEAL TYPE   SHARES      PRICE     OFFERING       UNDERWRITING MEMBERS
----------   ----------       -------------       ------  ---------   ------      -----     --------       --------------------
4/6/2004     4/13/2004    VWR International Inc.   (NA)      notes   4,000,000   $100.00  $320,000,000   Deutsche Bank Securities,
                                                                                                         Banc of America Securities,
                                                                                                         LLC., Citigroup, Barclays
                                                                                                         Capital, BNP Paribas

5/25/2004    6/1/2004     Hanover Compressor Co     HC       notes    925,000    $100.00  $200,000,000   JP Morgan, Citigroup, Banc
                                                                                                         of America Securities
                                                                                                         (USA), RBS Greenwich
                                                                                                         Capital, Scotia Capital,
                                                                                                         Wachovia Securities

6/10/2004    6/22/2004      Iasis Healthcare       IAS      notes   4,475,000    $100.00  $475,000,000   Bank of America Securities,
                                                                                                         Citigroup, Goldman Sachs
                                                                                                         & Co, Lehman Brothers,
                                                                                                         Merrill Lynch & Co

        AFFILIATED                SECURITY PURCHASED   COMMISSION, SPREAD     % OF ASSETS
        UNDERWRITER                     FROM               OR PROFIT            ON TRADE
        -----------               ------------------   ------------------       --------
Citigroup Global Markets, Inc.    Deutsche Bank              2.75%               0.3800%
Citigroup Global Markets, Inc.    JP Morgan                  2.75%               0.0900%
Citigroup Global Markets, Inc.    Banc of America            2.50%               0.4300%

SECURITY NAME / SYMBOL:                     VWR INTERNATIONAL

ISSUE INFORMATION AND COMPARISON              THIS PURCHASE    COMPARABLE ISSUE - 1   COMPARABLE ISSUE - 2   COMPARABLE ISSUE - 3
--------------------------------              -------------    --------------------   --------------------   --------------------
Issuer                                      VWR International  Iasis Healthcare LLC  Medcath Holdings Corp.           N/A
Years of Issuer's Operations                       >3                   >3                     >3
Market on Which Traded                      Private Placement    Private Placement     Private Placement
Purchase / Trade Date                           4/6/2004             6/9/2004              6/29/2004
Offering Price                                   $100.00              $100.00               $100.00
Principal Amount of Offering                  $320,000,000         $475,000,000           $150,000,000
Commission, Spread, or Profit                     2.75%                2.50%                 3.00%
Total Market Capitalization                        NA                   NA                     NA
Industry or Sector                             Healthcare           Healthcare             Healthcare

Underwriter?                                    See above
Date of First Offering?                         4/7/2004
Amount of Total Offering?                     $345,000,000
Portfolio Assets on Trade Date?
High Yield Trust                             $1,034,973,338
Strategic Bond Trust                          $679,008,357
% of Portfolio Assets applied to Purchase?
High Yield Trust                                 0.38%
Strategic Bond Trust                             0.10%

SECURITY NAME / SYMBOL:                     HANOVER COMPRESSOR CO.

ISSUE INFORMATION AND COMPARISON               THIS PURCHASE      COMPARABLE ISSUE - 1   COMPARABLE ISSUE - 2   COMPARABLE ISSUE - 3
--------------------------------               -------------      --------------------   --------------------   --------------------
Issuer                                     Hanover Compressor Co.  Chesapeake Energy    Hanover Compressor Co.         Dynegy
                                                                      Corporation
Years of Issuer's Operations                         >3                    >3                     >3                     >3
Market on Which Traded                              OTC            Private Placement             OTC              Private Placement
Purchase / Trade Date                            5/25/2004             5/20/2004              12/9/2003               5/20/2004
Offering Price                                    $100.00               $98.269                $100.000                $99.371
Principal Amount of Offering                    $200,000,000          $300,000,000           $200,000,000           $625,000,000
Commission, Spread, or Profit                      2.75%                 2.00%                  2.75%                   2.50%
Total Market Capitalization                         N/A                   N/A                    N/A                     N/A
Industry or Sector                                 Energy                Energy                 Energy                 Energy

Underwriter?                                     See above
Date of First Offering?                          5/25/2004
Amount of Total Offering?                      $200,000,000
Portfolio Assets on Trade Date?
High Yield Trust                               $984,486,418
% of Portfolio Assets applied to Purchase?
High Yield Trust                                   0.09%

SECURITY NAME / SYMBOL:                     IASIS HEALTHCARE

ISSUE INFORMATION AND COMPARISON               THIS PURCHASE      COMPARABLE ISSUE - 1   COMPARABLE ISSUE - 2   COMPARABLE ISSUE - 3
--------------------------------               -------------      --------------------   --------------------   --------------------
Issuer                                      Iasis Healthcare LLC    VWR International   Medcath Holdings Corp.           N/A
Years of Issuer's Operations                         5                     150                    >3
Market on Which Traded                       Private Placement      Private Placement     Private Placement
Purchase / Trade Date                             6/9/2004              4/6/2004              6/29/2004
Offering Price                                    $100.00                $100.00               $100.00
Principal Amount of Offering                    $475,000,000          $320,000,000           $150,000,000
Commission, Spread, or Profit                      2.50%                  2.75%                 3.00%
Total Market Capitalization                         N/A                    NA                     NA
Industry or Sector                               Healthcare            Healthcare             Healthcare

Underwriter?                                     See share
Date of First Offering?                          6/10/2004
Amount of Total Offering?                       $475,000,000
Portfolio Assets on Trade Date?
High Yield Trust                               $1,025,859,007
% of Portfolio Assets applied to Purchase?
High Yield Trust                                   0.43%

                              STRATEGIC BOND TRUST


                                                                                                                           SIZE OF
          TRADE DATE              SETTLEMENT DATE      SECURITY NAME    TICKER SYMBOL  DEAL TYPE  # OF SHARES   PRICE     OFFERING
          ----------              ---------------      -------------    -------------  ---------  -----------   -----     --------
          1/26/2004                  2/4/2004         American Tower         AMT         notes       25,000    $100.00  $225,000,000









                                           ALL
          TRADE DATE               UNDERWRITING MEMBERS
          ----------               --------------------
          1/26/2004              Credit Suisse First Boston,
                                 JP Morgan, Bear Stearns &
                                 Co., Citigroup Global
                                 Markets Inc., TD Securities,
                                 BNY Capital Markets, Credit
                                 Lyonnais Securities, Rabo
                                 Securities USA, RBC Dain
                                 Rauscher, Scotia Capital,
                                 Goldman Sachs

          AFFILIATED            SECURITY PURCHASED  COMMISSION, SPREAD   % OF ASSETS
         UNDERWRITER                   FROM              OR PROFIT        ON TRADE
         -----------            ------------------  ------------------   -----------
Citigroup Global Markets, Inc.     First Boston            $2.50           0.0030%

                                HIGH YIELD TRUST

                                                                                                             SIZE OF
          TRADE DATE  SETTLEMENT DATE   SECURITY NAME     TICKER SYMBOL   DEAL TYPE  # OF SHARES   PRICE     OFFERING
          ----------  ---------------   -------------     -------------   ---------  -----------   -----     --------
           1/26/2004     2/4/2004      American Tower          AMT          notes     6,500,000   $100.00  $225,000,000









           1/26/2004     2/4/2004         Interface           IFSIA         notes      900,000    $100.00  $135,000,000


                                 ALL
          TRADE DATE     UNDERWRITING MEMBERS
          ----------     --------------------
           1/26/2004  Credit Suisse First Boston,
                      JP Morgan, Bear Stearns &
                      Co., Citigroup Global
                      Markets Inc., TD Securities,
                      BNY Capital Markets, Credit
                      Lyonnais Securities, Rabo
                      Securities USA, RBC Dain
                      Rauscher, Scotia Capital,
                      Goldman Sachs

           1/26/2004  Wachovia, Citigroup, Fleet
                      Securities, Inc.

          AFFILIATED            SECURITY PURCHASED   COMMISSION, SPREAD    % OF ASSETS
          UNDERWRITER                  FROM               OR PROFIT          ON TRADE
          -----------           ------------------   ------------------    -----------
Citigroup Global Markets, Inc.     First Boston             $2.50             0.66%


           Citigroup               First Boston             $2.75             0.09%

SECURITY NAME / SYMBOL:          AMERICAN TOWER



ISSUE INFORMATION AND COMPARISON       THIS PURCHASE          COMPARABLE ISSUE - 1  COMPARABLE ISSUE - 2  COMPARABLE ISSUE - 3
--------------------------------       -------------          --------------------  --------------------  --------------------
Issuer                                American Tower           American Tower
Years of Issuer's Operations                >3                       >3
Market on Which Traded               Over the Counter         Over the Counter
Purchase / Trade Date                    1/26/2004                1/22/2003              N/A                    N/A
Offering Price                            $100.00                  $51.966
Principal Amount of Offering           $225,000,000             $808,000,000
Commission, Spread, or Profit              $2.50                    $2.08
Total Market Capitalization                 N/A                      N/A
Industry or Sector                Wireless Communications  Wireless Communications


Underwriter?                             See above
Date of First Offering?                  1/26/2004
Amount of Total Offering?              $225,000,000
Portfolio Assets on
  Trade Date?
High Yield Trust                       $984,377,589
Strategic Bond Trust                   $641,170,895
% of Portfolio Assets
  applied to Purchase?
High Yield Trust                           0.66%
Strategic Bond Trust                       0.09%

SECURITY NAME / SYMBOL:            INTERFACE




ISSUE INFORMATION AND COMPARISON  THIS PURCHASE  COMPARABLE ISSUE - 1  COMPARABLE ISSUE - 2  COMPARABLE ISSUE - 3
--------------------------------  -------------  --------------------  --------------------  --------------------
Issuer                              Interface          Oxford                Avondale         Phillips Van-Heusen
Years of Issuer's Operations           >3                >3                     >3                    >3
Market on Which Traded                 OTC               OTC                   OTC                    OTC
Purchase / Trade Date               1/26/2004            N/A                   N/A                    N/A
Offering Price                       $100.00           $99.287               $100.00                $100.00
Principal Amount of Offering      $135,000,000      $175,000,000           $150,000,000            $150,000
Commission, Spread, or Profit         $2.75             $3.00                 $1.75                  $2.25
Total Market Capitalization            N/A               N/A                   N/A                    N/A
Industry or Sector                  Textiles          Textiles               Textiles              Textiles


Underwriter?                      See above
Date of First Offering?            1/26/2004
Amount of Total Offering?         $135,000,000
Portfolio Assets on
  Trade Date?                      984,377,589
% of Portfolio Assets
  applied to Purchase?                0.09%

                                  VALUE TRUST




                                                                                            SIZE OF
                                                                                            OFFERING
TRADE DATE  SETTLEMENT DATE  SECURITY NAME  TICKER SYMBOL  DEAL TYPE      # SHARES  PRICE   (SHARES)    ALL UNDERWRITING MEMBERS
----------  ---------------  -------------  -------------  ---------      --------  -----   --------    ------------------------
2/4/2004         2/10/2004    Assurant Inc      AIZ        Primary Offer    38,600  $22.00  80,000,000  Morgan Stanley, CS First
                                                                                                        Boston, Merrill Lynch,
                                                                                                        Citigroup, Goldman Sachs,
                                                                                                        JP Morgan, Bear Stearns,
                                                                                                        Cochran, Caronia, Fortis
                                                                                                        Investment, McDonald
                                                                                                        Investments, Raymond James,
                                                                                                        Suntrust Robinson Humphrey

AFFILIATED         SECURITY PURCHASED    COMMISSION, SPREAD    % OF ASSETS ON
UNDERWRITER               FROM               OR PROFIT              TRADE
-----------        ------------------    ------------------    --------------
Morgan Stanley         Merrill Lynch             $1.05               0.284

SECURITY NAME/SYMBOL:

A  ISSUE INFORMATION AND COMPARISON      THIS PURCHASE     COMPARABLE ISSUE - 1    COMPARABLE ISSUE - 2     COMPARABLE ISSUE - 3**
   --------------------------------      -------------     --------------------    --------------------     ----------------------
1. Issuer                                Assurant Inc.         Metlife Inc.      Prudential Financial Inc.   American Financial
                                                                                                                 Group, Inc.
2. Market on Which Traded                    NYSE                  NYSE                    NYSE                      NYSE
3. Purchase/Trade Date                 February 4, 2004       April 4, 2000          December 12, 2001         December 14, 2000
4. Offering Price                             $22                 $14.25                  $27.50                    $19.63
5. Principal Amount of Offering           80,000,000           202,000,000              110,000,000                7,250,000
6. Commission, Spread or Profit             $1.045                $0.64                    $1.24                     $1.03
7. Total Market Capitalization          $3,552,820,000       $26,024,960,000          $24,884,630,000           $2,036,650,000
8. Industry or Sector                Multi-Line Insurance  Multi-Line Insurance    Multi-Line Insurance      Multi-Line Insurance


**FOR FIXED INCOME SECURITIES ONLY

                           MIT GLOBAL ALLOCATION TRUST
                           UBS GLOBAL ASSET MANAGEMENT





                                              EXECUTION   SELLING
SECURITY               SHARES/PAR    DATE       PRICE    CONCESSION       BROKER
--------               ----------    ----       -----    ----------       ------
WILLIS GROUP HOLDINGS
 INC.                    1,000     2/20/2004    38.27      0.5971    Citigroup Salomon

SECURITY NAME / SYMBOL:  WILLIS GROUP HOLDINGS, INC./WSH

ISSUE INFORMATION AND COMPARISON      THIS PURCHASE      COMPARABLE ISSUE - 1   COMPARABLE ISSUE - 2   COMPARABLE ISSUE - 3
--------------------------------      -------------      --------------------   --------------------   --------------------
Issuer                            Willis Group Holdings   Hartford Financial    Assurant Inc. (AIZ)   Genworth Financial Inc.
                                           Ltd.             Services (HIG)                                     (GNW)
Years of Issuer's Operations            > 3 years              > 3 years             > 3 years               > 3 years
Market on Which Traded                     NYSE                  NYSE                   NYSE                   NYSE
Purchase / Trade Date                   2/20/2004              1/16/2004              2/4/2004               5/25/2004
Offering Price                            $38.27                $63.25                 $22.00                 $19.50
Principal Amount of Offering       23 million shares x       $400,056,250          $1,760,000,000         $2,827,500,000
                                          $38.27
Commission, Spread, or Profit            $0.5971                 $1.14                 $0.68                   $0.44
Total Market Capitalization           $5,816,183,000         $19.3 billion          $3.6 billion           $9.5 billion
Industry or Sector                 Insurance Brokerage      Life and Health    Property and Casualty     Life and Mortgage
                                                               Insurance             Insurance               Insurance


Underwriter?                         Leads: Credit Suisse First Boston, Bank of America,
                                     Citigroup Salomon.
                                     Co-Managers: JPMorgan, UBS, Morgan Stanley, Merrill
                                     Lynch, Lehman Brothers
Date of First Offering?              2/20/2004
Amount of Total Offering?            $880 million
Portfolio Assets on Trade Date?      $88,739,128
% of Portfolio Assets applied to
 Purchase?                           0.04313%